# REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement"), dated April 24, 2007, is entered into by and between EVCI CAREER COLLEGES HOLDING CORP., a Delaware corporation (the "Company") and DR. AROL I. BUNTZMAN, DR. JOHN J. MCGRATH, MR. JOSEPH D. ALPERIN AND MR. STEPHEN SCHWARTZ (collectively, the "Purchasers"), as a material inducement for the Purchasers to purchase, among other securities, an aggregate of 150,312 shares (the "Shares") of common stock, par value $.0001 per share (the "Common Stock"), in accordance with the terms of that certain Securities Purchase Agreement, dated as of the date hereof, by and between the Company and the Purchasers (the "Management Subscription Document"). All capitalized terms used but not defined herein shall have the meanings ascribed thereto in that certain Securities Purchase Agreement, dated as of the date hereof, by and between the Company and ComVest Investment Partners III, L.P. (the "Purchase Agreement").

NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

1. Definitions. In addition to those terms defined elsewhere in this Agreement, the following terms shall have the following meanings wherever used in this Agreement:

"Act" shall mean the Securities Act of 1933, as amended, and any successor statute from time to time.

"Effective Date" shall mean, with respect to a particular Registration Statement, the date on which the SEC declares such Registration Statement effective.

"Excluded Registration Statement" shall mean a Registration Statement relating solely to the Registration of the sale of securities (i) other than for cash, (ii) to participants in a Company stock plan or employee benefit plan, agreement or arrangement, and (iii) in a transaction covered by Rule 145 under the Act or the resale of securities issued in such a transaction.

"Management Conversion Shares" shall mean the shares of Common Stock issuable upon conversion of the secured convertible note to be purchased by the Purchasers pursuant to the Management Subscription Document on the Closing Date.

"Management Warrant Shares" shall mean up to an aggregate of up to 1,636,905 shares of Common Stock issuable upon exercise of the warrant to be purchased by the Purchasers pursuant to the Management Subscription Document on the Closing Date.

"Registrable Securities" shall include the Shares, the Management Conversion Shares and the Management Warrant Shares; provided, however, that such Registrable Securities shall cease to be Registrable Securities at such time as all such Registrable Securities (i) are sold pursuant to any Registration Statement filed by the Company with the SEC or, pursuant to Rule 144 promulgated under the Act or are publicly sold pursuant to any other exemption from Registration under the Act or (ii) may be sold, without any volume limitation or the requirement for the seller to file any notice or other instrument with the SEC, in open market transactions pursuant to any applicable exemption from the Registration requirements of the Act, including, without limitation, Rule 144(k) promulgated thereunder (or any successor thereto). Notwithstanding the foregoing, the number of Management Conversion Shares and Management Warrant Shares that exceed the Available Capitalization shall not be deemed Registrable Securities until such time as the Share Authorization is approved.

"Registration" shall mean any registration or proposed registration of Registrable Securities under Section 5 of the Act pursuant to a Registration Statement with respect to the sale of any Registrable Securities on Form S-3 or, if Form S-3 is not then available to the Company or another issuer of Registrable Securities, as the case may be, on such form of Registration Statement as is then available to effect a Registration of Registrable Securities.

"Registration Period" shall mean, with respect to a particular Registration Statement, the period (i) beginning upon the declaration of effectiveness of such Registration Statement provided for in Section 2 hereof and (ii) ending on the date that all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities.

"Registration Statement" shall mean any registration statement filed or to be filed by the Company with the SEC under the Act.

"SEC" shall mean the United States Securities and Exchange Commission, or any successor agency or agencies performing the functions thereof.

"Trading Days" shall mean any day during the course of which the Company's Common Stock is listed and traded with the NASDAQ Capital Market or such similar organization if the NASDAQ Capital Market is no longer reporting such information.

"Trading Market" shall mean the NASDAQ Capital Market or such similar organization with which the Company's Common Stock is listed and traded if the NASDAQ Capital Market is no longer reporting such information.

2. Registration.

(a) Demand Registration. At any time after the Closing Date and provided that Dr. Arol I. Bunztman and Dr. John J. McGrath jointly agree, the Purchasers may jointly make up to two (2) written requests to the Company for Registration with the SEC under and in accordance with the provisions of the Act of Registrable Securities in a *pro rata* amount as specified in such joint demand registration notice delivered to the Company (the "Demand Registration"). The Company shall use its best efforts to cause the Demand Registration to become effective as soon as practicable, but in no event later than one hundred and twenty (120) days following receipt by the Company of written notice of such demand. Unless expressly agreed to by the Purchasers, no

securities of the Company or of any other Person other than Registrable Securities shall be included in a Demand Registration except pursuant to the exercise of any piggyback Registration rights granted on or prior to the date hereof. Except as otherwise provided herein, a Registration will not count as a Demand Registration until it has become effective and the Purchasers are legally permitted to sell all of their Registrable Securities that are requested to be so included unless the Purchasers fail to take such actions as are required on their part to cause the Registration to become effective, in which case such Registration shall count as a Demand Registration. Notwithstanding anything to the contrary contained herein, in the event that the SEC shall not permit the full amount of the Registrable Securities to be registered for sale on a continuous basis pursuant to Rule 415 under the Act, the Company shall be required to register such number of Registrable Securities as shall be permitted by the SEC and shall register the balance of the Registrable Securities as soon as shall be permitted by the SEC.

(b) Piggyback Registration. (i) Subject to the provisions of this Agreement, in the event that the Company shall at any time after the Closing Date (and prior to the date of the Registration Statement provided for in Section 2(a) hereof is declared effective by the SEC) propose to file a Registration Statement (other than an Excluded Registration Statement), then the Company shall give to the Purchasers written notice (the "Registration Notice") of the proposed filing of such Registration Statement not less than twenty (20) days prior to such filing, and shall, subject to the limitations provided in this Section 2(b), include in such Registration Statement all or a portion of the Registrable Securities owned by the Purchasers, as and to the extent that the Purchasers may request same to be so included by means of written notice given to the Company within twenty (20) days after the Company's giving of the Registration Notice. The Purchasers shall be permitted to withdraw all or any part of its Registrable Securities from a Registration Statement by written notice to the Company given at any time prior to the effective date of the Registration Statement. In the event of the inclusion of all or a portion of the Registrable Securities pursuant to this Section 2(b), the Company shall bear all of the costs and expenses of such registration; provided, however, that the Purchasers shall pay, pro rata based upon the number of its Registrable Securities included therein, the underwriters' discounts, commissions and compensation attributable solely to the inclusion of such Registrable Securities in the overall public offering.

(ii) Notwithstanding anything to the contrary contained herein, the Company's obligation to include any Registrable Securities in a Registration Statement filed under this Section 2(b) shall be subject to the following further conditions:

(A) The distribution for the account of the Purchasers shall be underwritten by the same underwriters (if any) who are underwriting the distribution of the securities for the account of the Company and/or any other persons whose securities are covered by such Registration Statement, if any, and the Purchasers shall enter into an agreement with such underwriters containing customary indemnification and other provisions;

(B) If, in connection with an underwritten public offering pursuant to a Registration Statement, the purchase agreement to be entered into with the managing underwriters contains or requires restrictions upon

the sale of securities of the Company by any of the Company, its officers, directors or other principal stockholders, other than the securities which are to be included in the proposed distribution, then such restrictions shall likewise be binding upon the Purchasers, and if requested by the Company, the Purchasers shall enter into a written agreement to that effect; and

(C) If, in connection with an underwritten public offering pursuant to a Registration Statement, the managing underwriter(s) thereof shall advise the Company in writing that the securities to be included in such Registration will not include all of the Registrable Securities requested to be so included (but which shall not refer to any securities held by or to be newly issued by the Company), then the Company will promptly furnish the Purchasers with a copy of such written statement and may require, by written notice to the Purchasers accompanying such written statement, that the distribution of all or a specified portion of such Registrable Securities be excluded from such distribution; and, in case of an exclusion of only a portion of the Registrable Securities proposed to be included, the Registrable Securities to be included shall (i) first be allocated to the Company, (ii) then to the holders of registration rights under the Existing Registration Rights Agreements in accordance with the terms and conditions of such agreements, and (iii) then, to the Purchasers in proportion to its Registrable Securities so requested to be registered pursuant to such Registration Statement by the Purchasers (or in such other proportions as the Purchasers may agree), prior to inclusion of any other securities.

(c) Eligibility for Form S-3. The Company agrees to file all reports required to be filed by the Company with the SEC in a timely manner.

(d) Opinion of Counsel. Within three (3) business days of the Effective Date, the Company shall cause its counsel to issue an opinion, subject to such counsel's reliance on reasonable assumptions and certificates of the appropriate parties hereto, to the transfer agent stating that the shares are subject to an effective Registration Statement and can be reissued free of restrictive legend, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn.

(e) Compliance with Prospectus Delivery Requirements. The Purchasers agrees that any sale by the Purchasers of Registrable Securities pursuant to a particular Registration Statement shall be sold in a manner described in the plan of distribution set forth in the related prospectus and, if the prospectus delivery requirements cannot be satisfied by compliance with Rule 153 or 172 under the Act, (i) if such sale is made through a broker, the Purchasers shall instruct its broker to deliver the prospectus to the buyer or buyers (or the broker or brokers therefor) in connection with such sale, shall supply copies of the prospectus to its broker or brokers and shall instruct its broker or brokers to deliver such prospectus to the buyer in such sale or such buyer's broker, (ii) if such sale is made in a transaction directly with a buyer and not through the facilities of any securities exchange or market, the Purchasers shall deliver, or

cause to be delivered, the prospectus to such buyer, and (iii) if such sale is made by any means other than those described in the immediately preceding clauses (i) and (ii), the Purchasers shall otherwise comply with the prospectus delivery requirements of the Act applicable to such sale.

(f) Allowed Suspension. If, after the Registration Statement is declared effective, (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") reasonably determines not to be in the Company's best interest to disclose and which the Company is not required to disclose for reasons other than disclosure required in connection with the Registration Statement and the related prospectus, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose for purposes of the Registration Statement, then the Company may suspend effectiveness of such Registration Statement for a period not to exceed fifteen (15) consecutive Trading Days, provided that the Company may not suspend effectiveness of the Registration Statement under this Section 2(e) for more than forty-five (45) Trading Days in the aggregate during any twelve (12) month period.

(g) If at any time or from time to time after the Closing Date the Purchasers shall hold, or be the beneficial owner of, any Registrable Securities, which Registrable Securities are not covered by a Registration Statement, then promptly following the written demand of the Purchasers following the issuance of such additional Registrable Securities or the issuance of any securities convertible into, exchangeable for, or otherwise entitling the Purchasers to acquire, such additional Registrable Securities, and in any event within thirty (30) calendar days following such demand, the Company or the issuer of such additional Registrable Securities shall prepare and file with the SEC a new Registration Statement covering the resale by the Purchasers of such additional Registrable Securities. Such Registration Statement also shall cover, to the extent permitted by the Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional securities resulting from stock splits, stock dividends or similar transactions with respect to such additional Registrable Securities.

(h) The Company shall use its best efforts to cause each Registration Statement to become effective as promptly as possible after the filing thereof with the SEC and to keep such Registration Statement effective at all times during the Registration Period. The Company shall submit to the SEC, within three (3) business days after the Company learns that no review of such Registration Statement will be made by the Staff of the SEC or that the Staff of the SEC has no further comments on such Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request. The Company represents and warrants to the Purchasers that (i) each Registration Statement (including any amendment or supplement thereto and prospectus relating thereto), at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the SEC and at all times during which it is required hereby to be available for use in connection with the offer and sale of the Registrable Securities covered thereby) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements

therein not misleading and (ii) each prospectus, at the time the related Registration Statement is declared effective by the SEC and at all times that such prospectus is required by this Agreement to be available for use by the Purchasers and, in accordance with this Section 2, the Purchasers is entitled to sell Registrable Securities pursuant to such prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

3. Registration Procedures. In the case of each Registration effected by the Company in which Registrable Securities are to be sold, the Company shall:

(a) furnish to Greenberg Traurig, LLP (counsel to the Purchasers) copies of all Registration Statements or prospectuses or any amendments or supplements thereto proposed to be filed with the SEC, which documents will be subject to review by such counsel before filing solely with regard to any information contained therein which pertains either to the transactions contemplated by the Transaction Documents or the Purchasers;

(b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and such prospectus available for use by the Purchasers for the offer and sale of the Registrable Securities covered thereby during the applicable Registration Period and to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during such period;

(c) furnish to the Purchasers electronic copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as the Purchasers may reasonably require in order to facilitate the disposition of the Registrable Securities held by the Purchasers;

(d) notify the Purchasers and its legal counsel within three (3) business days after the same is filed with the SEC, or received by the Company, of the filing or receipt of each letter written by or on behalf of the Company to the SEC or the Staff of the SEC, and each item of correspondence from the SEC or the Staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment);

(e) register or qualify such Registrable Securities under such other securities or blue sky laws of such states as may be reasonably required and do any and all other acts and things which may be reasonably necessary or advisable to enable the Purchasers to consummate the disposition of the Registrable Securities in such jurisdictions (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

(f) notify the Purchasers, at any time when a prospectus relating to a Registration Statement is required to be delivered under the Act, of the happening of any event as

a result of which the prospectus relating to a Registration Statement contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and as promptly as practicable prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchaser(s) of Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(g) effective not later than the effectiveness of a particular Registration Statement, cause all Registrable Securities covered by such Registration Statement to be listed for trading on the Trading Market on which the Common Stock (or securities of such other class or series of Registrable Securities, if any) is then listed, if any;

(h) as promptly as practicable after becoming aware of such event, notify the Purchasers of the issuance by the SEC of any stop order or other suspension of effectiveness of any Registration Statement and shall use its best efforts to cause such Registration Statement to once again become effective at the earliest possible time;

(i) cooperate with the Purchasers who holds Registrable Securities being offered pursuant to a particular Registration Statement to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement and enable such certificates to be in such denominations or amounts as the Purchasers may reasonably request and registered in such names as the Purchasers may request; and

(j) advise the Purchasers in writing as promptly as practicable on the date that a particular Registration Statement is declared effective by the SEC (i) that the form of prospectus contained in the Registration Statement at the time of effectiveness meets the requirements of Section 10(a) of the Act or (ii) that it intends to file a prospectus pursuant to Rule 424(b) that meets the requirements of Section 10(a) of the Act.

4. Indemnification by the Company. The Company shall indemnify and hold harmless the Purchasers and each of its respective directors, legal counsel and accountants, and any underwriter (as defined in the Act) for any expenses, claims, losses, costs, charges or liabilities of any kind, including amounts paid in settlement and reasonable and documented attorneys' fees (collectively, the "Losses") to which the Purchasers or any other such indemnified person becomes subject, under the Act or any rule or regulation thereunder, insofar as such Losses (a) are caused by any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus (if used prior to the Effective Date of the Registration Statement), or contained, on the Effective Date thereof, in any Registration Statement of which Registrable Securities were the subject, the prospectus contained therein, any amendment or supplement thereto, or (b) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) arise out of any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to actions or omissions otherwise required of the Company in connection with such Registration Statement. The Company shall reimburse the Purchasers and any such other indemnified person for any legal or other expenses reasonably incurred by the Purchasers or such other indemnified person in

connection with investigating, defending or settling any such Loss; provided, however, that the Company shall not be liable to any such Persons in any such case to the extent that any such Loss arises out of or is based upon (a) any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished to the Company in writing by such person expressly for inclusion in any of the foregoing documents or (b) the use by the Purchasers of an outdated or defective prospectus after the delivery to the Purchasers of written notice from the Company that the prospectus is outdated or defective. This indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company.

5. Indemnification by the Purchasers. The Purchasers shall severally indemnify and hold harmless the Company, each of its directors, each of its officers who has signed a Registration Statement, legal counsel and accountants for the Company, each person (if any) who controls the Company within the meaning of the Act and any underwriter (as defined in the Act) for the Company, against any Losses to which the Company or any other such indemnified person may become subject under the Act or any rule or regulation thereunder or otherwise to the extent that such Losses (or related actions) (a) are caused solely by any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement), or contained, on the Effective Date thereof, in any Registration Statement of which the Purchasers' Registrable Securities were the subject, the prospectus contained therein, any amendment or supplement thereto, or (b) arise out of or are based solely upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by the respective Purchaser, in writing, expressly for inclusion in any of the foregoing documents; provided, however, that the aggregate liability of the Purchaser shall not be greater than the net proceeds received by the Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation. This indemnity shall not apply to amounts paid in settlement of any such Loss or related Action if such settlement is effected without the consent of the Purchaser.

6. Additional Provisions.

(a) The Purchasers and each other person indemnified pursuant to Section 4 above shall, in the event that it receives notice of the commencement of any Action against it which is based upon an alleged act or omission which, if proven, would result in the Company's having to indemnify it pursuant to Section 4 above, promptly notify the Company, in writing, of the commencement of such Action and permit the Company, if the Company so notifies the Purchasers or other indemnified person within thirty (30) days after receipt by the Company of notice of the commencement of the Action, to assume the defense of such Action with counsel reasonably satisfactory to the Purchasers; provided, however, that the Purchasers or other indemnified person shall be entitled to retain its own counsel at its own expense. The omission to notify the Company promptly of the commencement of any such Action shall not relieve the Company of any liability to indemnify the Purchasers or such other indemnified person, as the case may be, under Section 4 above, from and after the Company's receipt of such notice, except to the extent that the Company shall suffer any Losses by reason of such failure to give notice, and

shall not relieve the Company of any other liabilities which it may have under this or any other agreement.

(b) The Company and each other person indemnified pursuant to Section 5 above shall, in the event that it receives notice of the commencement of any Action against it which is based upon an alleged act or omission which, if proven, would result in the Purchasers having to indemnify it pursuant to Section 5 above, promptly notify the Purchasers or other indemnified person, in writing, of the commencement of such Action and permit the Purchasers, if the Purchasers so notifies the Company within thirty (30) days after receipt by the Purchasers of notice of the commencement of the Action, to assume the defense of such Action with counsel reasonably satisfactory to the Company; provided, however, that the Company or other indemnified person shall be entitled to retain its own counsel at the Company's expense. The omission to notify the Purchasers promptly of the commencement of any such Action shall not relieve the Purchasers of liability to indemnify the Company or such other indemnified person, as the case may be, under Section 5 above, from and after the Purchasers' receipt of such notice, except to the extent that the Purchasers shall suffer any Losses by reason of such failure to give notice, and shall not relieve the Purchasers of any other liabilities which it may have under this or any other agreement.

(c) No indemnifying party, in the defense of any such Action, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such Action. Each indemnified party shall furnish such information regarding itself or the Action in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such Action resulting therefrom.

(d) If a court of competent jurisdiction determines that the foregoing indemnity provided under Sections 4 and 5 above is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7. Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

(a) If to the Company, at 1 Van Der Donck Street, 2nd Floor, Yonkers, New York 10701, Attention: Dr. John J. McGrath and Joseph D. Alperin, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with copies to Company Counsel at 666 Fifth Avenue, New York, New York 10103, Attention: Brian Broderick, Esq.; or

(b) If to the Purchasers, at the addresses set forth beside their respective names on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing by the Purchasers.

(c) Notices provided in accordance with this Section 7 shall be deemed delivered upon personal delivery, one business day after being sent via a reputable nationwide overnight courier service, or three business days after deposit in the mail.

8. Waiver and Amendment. No waiver, amendment or modification of this Agreement or of any provision hereof shall be valid unless evidenced by a writing duly executed by the Company and the Purchasers. No waiver of any default hereunder shall be deemed a waiver of any other, prior or subsequent default hereunder.

9. Governing Law. This Agreement shall be governed by, construed under and interpreted and enforced in accordance with the laws of the State of Delaware, without giving effect to principles of choice of law. Any Action arising out of or relating to this Agreement shall be commenced in a federal or state court having competent jurisdiction in the State of Delaware, and for the purpose of any such Action, each of the parties and any assignees thereof submits to the personal jurisdiction of the State of Delaware. The parties hereby irrevocably consent to the exclusive personal jurisdiction of any state or federal court in the State of Delaware. The parties hereby waive any objection to venue and any objection based on a more convenient forum in any Action instituted under this Agreement.

10. Captions. The captions and section headings used in this Agreement are for convenience only, and shall not affect the construction or interpretation of this Agreement or any of the provisions hereof.

11. Entire Agreement. This Agreement, together with the Management Subscription Document, constitutes the sole and entire agreement and understanding between the parties hereto as to the subject matter hereof, and supersedes all prior discussions, agreements and understandings of every kind and nature between them as to such subject matter.

12. No Third Party Beneficiaries. Except as expressly provided herein, this Agreement is not intended to confer upon any person other than the Company, the Purchasers and their respective permitted successors, assigns and transferees any rights or remedies hereunder.

13. Successors and Assigns. The Company may not sell, assign, transfer or otherwise convey any of its rights or delegate any of its duties under this Agreement, except to a corporation which has succeeded to substantially all of the business and assets of the Company and has assumed in writing its obligations under this Agreement, and this Agreement shall be binding on the Company and such successor. This Agreement shall be binding upon and inure to

the benefit of and be enforceable by the Purchasers and its successors and assigns. Without limiting the generality of the foregoing, any transferee of Registrable Securities or who becomes a beneficial owner of Registrable Securities shall have the rights set forth in this Agreement with respect to such Registrable Securities, and such rights shall be enforceable against the Company by such transferee, as if it were the Purchasers, from and after the date the Purchasers or such transferee notifies the Company of such transfer. In connection with any such transfer by the Purchasers, the Company shall confirm to such assignee or transferee by written instrument, in such form as reasonably requested by the Purchasers, that the Company accepts such assignment and transfer and will perform its obligations under this Agreement for the benefit of such transferee.

14. Execution. This Agreement may be executed in two (2) or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

15. Term. This Agreement shall terminate upon the expiration of the Registration Period; provided, however, that the parties' rights and obligations under Sections 4 and 5 shall survive any termination of this Agreement.

*(Signature Page Follows)*

**IN WITNESS WHEREOF**, the parties have executed this Agreement as of the 24th day of April 2007.

EVCI CAREER COLLEGES HOLDING CORP.

By: ______________________
Name: Dr. John J. McGrath
Title: CEO and President

P.O. Box 634
Yonkers, New York

______________________
Dr. Arol I. Buntzman

11 Kendra Court
Ridgefield, CT 06877

______________________
Dr. John J. McGrath

25 LeRoy Place, Loft 413
New Rochelle, NY 10805

______________________
Mr. Joseph D. Alperin

52 Linda Avenue
White Plains, NY 10605

______________________
Mr. Stephen Schwartz